INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934


Check the appropriate box:


[ ]  Preliminary Information Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14c-5(d)(2)
[X]  Definitive Information Statement




                           GRAVITY SPIN HOLDINGS, INC.
                           ---------------------------
                (Name of Registrant as Specified in its Charter)

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     (2)  Aggregate number of securities to which transaction applies:        .
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          pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.
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     (3)  Filing Party:
                       ---------
     (4)  Date Filed:
                     -----------

                           GRAVITY SPIN HOLDINGS, INC.
                           ---------------------------
                              2206 - 950 Cambie St.
                  Vancouver, British Columbia, Canada, V6B 5X6


                              INFORMATION STATEMENT
                              ---------------------
                                      Dated
                                 March 29, 2004


                                     GENERAL
                                     -------

     This Information Statement is being circulated to the shareholders of Gravity Spin Holdings, Inc., a Nevada corporation (the "Company") in connection with the taking of corporate action without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Company's $0.001 par value common stock (the "Common Stock").

     WE ARE NOT  ASKING YOU FOR A PROXY AND YOU ARE  REQUESTED  NOT TO SEND US A
     ---------------------------------------------------------------------------
PROXY.
------

     As more completely described below, the matters upon which action is proposed to be taken are: (i) to authorize the Board of Directors to effect a forward stock split of two-for-one (the "Forward Stock Split") of the Company's outstanding common stock, depending upon a determination by the Board of Directors that a Forward Stock Split is in the best interests of the Company and its shareholders; (ii) to approve an amendment to the Articles of Incorporation to effectuate an increase in authorized shares of common stock of the Company from 25,000,000 shares to 100,000,000 shares; (iii) to approve an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Magnus International Resources Inc."; (iv) to approve a stock option plan for key personnel of the Company (the "Stock Option Plan"); (v) to approve the election of four directors to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successor has been elected and qualified; and (vi) to ratify the selection of auditors for the fiscal year ending July 31, 2004.


     The date, time and place at which action is to be taken by written consent on the matters to be acted upon, and at which consents are to be submitted, is May 4, 2004, at 10:00 a.m. (Pacific Time) at 2206 - 950 Cambie St., Vancouver, British Columbia, Canada, V6B 5X6.

     This information statement is being first sent or given to security holders on approximately April 12, 2004.



                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     On January 9, 2004, the Board of Directors authorized and approved, subject to shareholder approval, certain corporate actions, which the Board of Directors deemed to be in the best interests of the Company and its shareholders. The Board of Directors further authorized the preparation and circulation of this information statement and a shareholders' consent to the holders of a majority of the outstanding shares of the Company's Common Stock.

     There are currently 10,771,066 shares of the Company's Common Stock outstanding, and each share of Common Stock is entitled to one vote. The Written Consent of Shareholders of ten (10) or less shareholders of the Company holding at least 5,385,534 shares of the Common Stock issued and outstanding is necessary to approve the matters being considered. Except for the Common Stock there is no other class of voting securities outstanding at this date. The record date for determining shareholders entitled to vote or give consent is March 26, 2003 (the "Record Date").

     The matters upon which action is proposed to be taken are: (i) the approval of the Forward Stock Split; (ii) the approval of an amendment to the Articles of Incorporation to effectuate a name change of the Company to "Magnus International Resources Inc."; (iii) the approval of the adoption of the Stock Option Plan for key personnel; (iv) the approval of the election of the following persons to serve as directors of the Company until the next annual meeting of the Company's shareholders or until their successor has been elected and qualified: Graham Taylor, Mark Demmons, Raymond Turner and Peter Smith; and
(v) the ratification of the selection of Moore Stephens Ellis Foster Ltd. as the Company's independent public accountants for the fiscal year ending July 31, 2004.

     The cost of this Information Statement, consisting of printing, handling, and mailing of the Information Statement and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding the Information Statement to the beneficial owners of the shares of Common Stock, will be paid by the Company.


                    DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS
                    ----------------------------------------
                               AND CONTROL PERSONS
                               -------------------

CURRENT OFFICERS AND DIRECTORS
------------------------------

     As of the date of this Information Statement, the directors and executive officers of the Company are as follows:

Name                       Age              Position with the Company
-------------------        ---              -------------------------------

Graham Taylor              34               President, CEO, CFO, Secretary,
                                            Treasurer and a Director

Mark Demmons               41               Director

Raymond Turner             40               Director

-------------------------------------

     GRAHAM TAYLOR has been the President, CEO, CFO, Secretary, Treasurer and a Director of the Company since November 24, 2003. In addition, Mr. Taylor is the founder and President of Technique Capital Corporation, which was founded in 1999 and is a venture capital, mergers and acquisitions, and corporate advisory firm for companies in North America and internationally. Mr. Taylor has almost ten years of experience in the world of global finance, having started his finance career in the investment industry in London, England with such international investment banks as Nomura International and Banque National de Paris. In 1996, he returned to Vancouver, British Columbia, Canada to establish himself as a financier to small cap companies publicly listed in Canada and the United States. Since that time, Mr. Taylor has been involved in private and public securities deal structuring and financing for a variety of companies spanning several different industries. Mr. Taylor is not a director of any other reporting company. Mr. Taylor attended University of British Columbia as well as Simon Fraser University in British Columbia and has qualified to graduate with a Bachelors in Business Administration.

     MARK DEMMONS has been a director of the Company since December 4, 2001. Mr. Demmons started his career as a research assistant at Cash Appraisal in 1985, receiving his Florida State Certified Residential Appraiser certification, and his Real Estate Broker's license in 1990. In 1991, Mr. Demmons established his own appraisal company, Florida Appraisal Group Inc. in Clearwater, Florida. His firm performs both conventional and FHA appraisals throughout the Clearwater, Tampa Bay region. Mr. Demmons is a member of the Tampa Bay Chapter of the National Association of Independent Appraisers (AIFA) where he has served for five years. Mr. Demmons has not been a director of any other reporting company.

     RAYMOND TURNER has been a director of the Company since December 4, 2001. Mr. Turner studied International Business Management at Seneca College, Canada. For over 10 years Mr. Turner pursued a career in Sales and Marketing prior to moving to Florida in 1996. From 1996 to 1998 Mr. Turner worked for Linmark Financial, obtaining his Florida State Mortgage Brokers License in 1997. Since 1998, Mr. Turner has led a successful career as a Mortgage Banker with AmSouth Bank in Clearwater, Florida. Mr. Turner has not been a director of any other reporting company.

     For further information concerning the officers and directors, please see "ELECTION OF FOUR (4) PERSONS TO SERVE AS DIRECTORS OF THE COMPANY - Information Concerning Directors."

AUDIT COMMITTEE
---------------

     As of the date of this Information Statement, the Company has not appointed members to an audit committee. As of the date of this Information Statement, no audit committee exists. Therefore, the role of an audit committee has been conducted by the Board of Directors of the Company.

     After election by the shareholders of the nominated directors named herein, the Company intends to establish an audit committee. When established, the audit committee will be comprised of two disinterested members. When established, the audit committee's primary function will be to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The audit committee's primary duties and responsibilities will be to: (i) serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (ii) review and appraise the audit efforts of the Company's independent accountants; (iii) evaluate the Company's quarterly financial performance as well as its compliance with laws and regulations; (iv) oversee management's establishment and enforcement of financial policies and business practices; and (v) provide an open avenue of communication among the independent accountants, management and the Board of Directors.

     The Board of Directors has considered whether the provision of such non-audit services would be compatible with maintaining the principal independent accountant's independence. The Board of Directors considered whether the independent principal accountant's independent, and concluded that the auditor for the previous fiscal year ended July 31, 2003 was independent.

AUDIT FEES
----------

     The aggregate fees billed for each of the last two years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB's, and services that are normally provided by the accountant in connection with statutory and regulatory engagements for those fiscal years was $22,370.00

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES
------------------------------------------------------------

     During fiscal year ended July 31, 2003, the Company did not incur any fees for professional services rendered by its principal independent accountant for certain information technology services which may include, but is not limited to, operating or supervising or managing the Company's information or local area network or designing or implementing a hardware or software system that aggregate source data underlying the financial statements.

ALL OTHER FEES
--------------

     During fiscal year ended July 31, 2003, the Company did not incur any other fees for professional services rendered by its principal independent accountant for all other non-audit services which may include, but is not limited to, tax-related services, actuarial services or valuation services.


                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    ----------------------------------------
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers, directors and key employees; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.

CLASS OF STOCK   NAME                         AMOUNT AND NATURE OF    PERCENT
                                              BENEFICIAL OWNERSHIP  OF OWNERSHIP
--------------------------------------------------------------------------------
                                                         (1)
Common Stock     Excel Trust  (2)                  3,333,333            30.9%
                 Suite 4 Temple Bldg.
                 Main & Prince William St.
                 Charlestown, Federation of
                 St. Kitts & Nevis

                                                         (1)
Common Stock     Emerson Trust  (3)                3,333,334            30.9%
                 Suite 4 Temple Bldg.
                 Main & Prince William St.
                 Charlestown, Federation of
                 St. Kitts & Nevis


                                                         (4)
Common Stock     Graham Taylor                       166,665             1.5%
                 950 Cambie St.
                 Suite 2206
                 Vancouver, British Columbia
                 Canada V6B 5X6


                                                         (1)
Common Stock     Mark Demmons                         10,000            0.09%
                 1927 Ripon Drive
                 Clearwater, Florida
                 USA 33764

                                                         (1)
Common Stock     Raymond Turner                       10,000            0.09%
                 7574 Camden Harbor Dr.
                 Bradenton, Florida
                 USA 34212


                                                         (1)
Common Stock     All officers and directors          186,665             1.7%
                 as a group (3 persons)

--------------------------------------------------------------------------------
(1)
     These are restricted shares of common stock.

(2)
     Excel Trust is a trust organized under the laws of the Federation of St. Kitts & Nevis, West Indies with an address for notice and delivery located at Suite 4 Temple Bldg., Main & Prince William Street, Charlestown, Federation of St. Kitts & Nevis, West Indies. The principal business of Excel Trust is that of a trust. The trustee of Excel Trust is IFG Trust Services Inc. The beneficiary of Excel Trust is Graham Taylor of Vancouver, British Columbia. IFG Trust Services Inc. has sole voting and dispositive power of the 3,333,333 shares held by Excel Trust

(3)
     Emerson Trust is a trust organized under the laws of the Federation of St. Kitts & Nevis, West Indies with an address for notice and delivery located at Suite 4 Temple Bldg., Main & Prince William Street, Charlestown, Federation of St. Kitts & Nevis, West Indies. The principal business of Emerson Trust is that of a trust. The trustee of Emerson Trust is IFG Trust Services Inc. The beneficiary of Emerson Trust is Graham Taylor of Vancouver, British Columbia. IFG Trust Services Inc. has sole voting and dispositive power of the 3,333,334 shares held by Emerson Trust


(4)
     These are stock options which were granted by the Board of Directors of the Company to Graham Taylor on January 26, 2004. The Board of Directors granted in aggregate 800,000 stock options to Graham Taylor which are subject to the following vesting provisions: (i) the vesting period begins on February 1, 2004;
(ii) on February 1, 2004, 1/24 of these options (33,333 of the 800,000) issued to Mr. Taylor will vest; and (iii) an additional 1/24 of the options will vest on the first of each subsequent month. Therefore, the vested options and those which will vest within 60 days of the filing of this Information Statement is 166,665 stock options.



                             EXECUTIVE COMPENSATION
                             ----------------------

The following table sets forth in summary form all the compensation awarded to, earned by, or paid to our Directors and Executive Officers.

                                                       Other     Re-        Securities             All
Name and                                               Annual    stricted   Underlying             Other
Principal             Fiscal                           Compen-   Stock      Options/     LTIP      Compen-
Position              Year     Salary          Bonus   sation    Awards     SARs         Payouts   sation

Graham Taylor(1)      2004     $10,000/month   $0.00   $0.00     None       800,000(2)   None      None
Chief Executive
Officer, President,
Director

Mark Demmons(3)       2004     $1,000/month    $0.00   $0.00     None       None         None      None
Director

Raymond Turner(3)     2004     $1,000/month    $0.00   $0.00     None       None         None      None
Director

(1) Mr. Graham Taylor was appointed the President, CEO, CFO, Secretary, Treasurer and a Director of the Company on November 25, 2003. As of December 1, 2003, Mr. Taylor is being paid $10,000 per month to serve as the President, CEO, CFO, Secretary, Treasurer and a Director of the Company.


(2) On January 26, 2004, the Board of Directors granted 2,000,000 stock options to various directors, officers, employees and consultants of the Company. Mr. Graham Taylor was granted 800,000 stock options with the following terms: 1/24 of the options vested on February 1, 2004, and a further 1/24 of the original grant vests on the first day of each subsequent month. The exercise price for these stock options is $1.00 per share. These stock options have an expiry date of January 26, 2009. As of the date of this Information Statement Mr. Taylor has not exercised any of his vested stock options.

(3) As of December 1, 2003, Mr. Demmons and Mr. Turner are each paid $1,000/month for attending directors meetings and dealing with corporate matters.

     Officers and directors of the Company are reimbursed for any out-of-pocket expenses incurred by them on behalf of the Company. None of the Company's directors or officers are currently a party to employment agreements with the Company. The Company presently has no pension, health, annuity, insurance, or profit sharing plans.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
                 ----------------------------------------------

     The Company has not entered into any contractual arrangements with related parties. There is not any currently proposed transaction, or series of the same to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, fiver percent shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

     The officers and directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they may have an interest, hold an office or serve on the boards of directors. The directors of the Company may have other business interests to which they may devote a major or significant portion of their time. Certain conflicts of interest, therefore, may arise between the Company and its directors. Such conflicts are intended to be resolved through the exercise by the directors of judgment consistent with their fiduciary duties to the Company. The officers and directors of the Company intend to resolve such conflicts in the best interests of the Company. The officers and directors will devote their time to the affairs of the Company as necessary.


                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
                -------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's directors and officers, and the persons who beneficially own more than ten percent of the common stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended July 31, 2003 and during the six-month period ended January 31, 2004.


                 INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO
                 -----------------------------------------------
                            MATTERS TO BE ACTED UPON
                            ------------------------

     With the exception of the current directors of the Company, and as of the date of this Information Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

     As of the date of this Information Statement, there are no persons who are currently a director or officer of the Company, that oppose any action to be taken by the Company.


             AUTHORIZATION FOR THE BOARD OF DIRECTORS OF THE COMPANY
             -------------------------------------------------------
               TO EFFECTUATE A FORWARD STOCK SPLIT OF TWO-FOR-ONE
               --------------------------------------------------
                     OF THE COMPANY'S ISSUED AND OUTSTANDING
                     ---------------------------------------
                             SHARES OF COMMON STOCK
                             ----------------------

FORWARD STOCK SPLIT
-------------------

     The Board of Directors of the Company, at a special meeting, authorized and approved, subject to shareholder approval, a forward stock split of two-for-one (the "Forward Stock Split") of the Company's issued and outstanding shares of common stock. The Forward Stock Split may be effectuated by the Board depending on market conditions. The intent of the Forward Stock Split is to increase the marketability and liquidity of the common stock.

     If the Forward Stock Split is approved by the shareholders pursuant to the execution of the Written Consent of Shareholders, it will be effected only upon a determination by the Board of Directors that the Forward Stock Split is in the best interests of the Company and the shareholders. In the Board's judgment, the Forward Stock Split would result in the greatest marketability and liquidity of the common stock, based upon prevailing market conditions, the likely effect on the market price of the common stock and other relevant factors.


     If approved by the shareholders pursuant to the Written Consent of Shareholders, attached hereto as Exhibit A, the Forward Stock Split will become effective on any date (the "Effective Date") selected by the Board of Directors on or prior to May 4, 2004, upon filing the appropriate documentation with all applicable regulatory authorities. If no Forward Stock Split is effected by such date, the Board of Directors will take action to abandon the Forward Stock Split without further shareholder action.


     Purposes And Effects Of The Forward Stock Split
     -----------------------------------------------

     Consummation of the Forward Stock Split will alter the number of authorized shares of Common Stock, which will be increased to 21,542,132 shares.

     The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "GRVS". On the Record Date, the reported closing price of the common stock on the OTC Bulletin Board was $1.55 per share. Management intends to effect a Forward Stock Split at a level of two-for-one which it believes is sufficient to attain its goal of increasing the marketability and liquidity of the Company's common stock.

     Additionally, the Board feels that having a greater number of shares of the common stock available at a reduced price per share will increase the public's interest in the Company's business. The Board also anticipated that the availability of more shares of common stock will stabilize the market price of the Company's shares and result in broader distribution.

     The Forward Stock Split would have the following effects upon the number of shares of common stock outstanding (10,771,066 shares as of the Record Date) and no effect upon the number of authorized and unissued shares of common stock (assuming that no additional shares of common stock are issued by the Company after the Record Date and that the Forward Stock Split is effected and without taking into account any increase in the number of outstanding shares resulting from the exercise of outstanding options and warrants). The common stock will continue to be $0.001 par value common stock following any Forward Stock Split, and the number of shares of common stock outstanding will be increased. The following example is intended for illustrative purposes.


     Forward Stock               Common Stock            Authorized
         Split                   Outstanding            Common Stock
     -------------               ------------         ----------------
   pre Forward Split              10,771,066             25,000,000
        2 for 1                   21,542,132            100,000,000

     At the Effective Date, each share of the common stock issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into the appropriate number of shares of the Company's Common Stock, $0.001 par value per share (the "New Common Stock"). Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing shares of New Common Stock.

     Federal Income Tax Consequences of the Forward Stock Split
     ----------------------------------------------------------

     The following is a summary of the material federal income tax consequences of the proposed Forward Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common
Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Forward Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     1. The Forward Stock Split will qualify as a recapitalization described in Section 368(a)(1)(E) of the Code.

     2. No gain or loss will be recognized by the Company in connection with the Forward Stock Split.

     3. No gain or loss will be recognized by a shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

     4. The aggregate basis of the shares of New Common Stock to be received in the Forward Stock Split will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefore.

     5. The holding period of the shares of New Common Stock to be received in the Forward Stock Split will include the holding period of the shares of the Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED FORWARD STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

BOARD RECOMMENDATION
--------------------

     The Board recommends approval of the Forward Stock Split, and each of the resolutions with respect thereto set forth in Exhibit A hereto.

                     APPROVAL OF A PROPOSED AMENDMENT TO THE
               ARTICLES OF INCORPORATION TO EFFECTUATE AN INCREASE
                  IN THE AUTHORIZED SHARES OF COMMON STOCK FROM
                     25,000,000 SHARES TO 100,000,000 SHARES

     The Board of Directors of the Company, at a special meeting held on January 9, 2004, authorized and approved, subject to shareholder approval, an increase in the authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article III changing the text to:

          "The corporation is authorized to issue 100,000,000 shares of common stock with a par value of $0.001/share."

REASONS FOR THE INCREASE IN THE AUTHORIZED CAPITAL
--------------------------------------------------

The Company currently has authorized Common Stock of 25,000,000 shares. As of March 26, 2004, there were a total of 10,771,066 shares of Common Stock issued and outstanding. However, upon effecting the Forward Stock Split, the Company will have a total of 21,542,132 shares issued and outstanding. In addition, the Company has recently announced a private placement offering of 2,500,000 Units at $1.00 per Unit. Each Unit consists of one share of common stock, one share purchase warrant to purchase one additional share of common stock of the Company at $2.00 per share until January 9, 2005 and one piggyback warrant to purchase one share of common stock of the Company at $4.00 per share until January 9, 2006, only if the holder thereof first exercises the share purchase warrant. In addition, the Company wishes to reserve 3,000,000 shares of Common Stock in connection with the Company's Stock Option Plan (See proposal #3 - approval of the Stock Option Plan for key personnel below). Therefore, the Company will need a total of approximately 32.1 million shares of Common Stock in order to be able to honor these various obligations.

In addition to the obligations to issue Common Stock described above, the Board of Directors believes it is in the best interests of the Company and its shareholders for the Company to have a reasonable reserve of authorized but unissued shares of common stock in order to allow for future stock issuances. The Board of Directors proposes to create a reserve of approximately 65 million shares through the increase in the Company's authorized Common Stock to 100 million shares.

The additional shares of Common Stock described above will enhance our flexibility in connection with possible future actions, such as stock splits, stock dividends, acquisitions of property and securities of other companies, financings, and other corporate purposes.

The Board of Directors is not proposing the increase in the authorized shares of Common Stock with the intention of using the shares for anti-takeover purposes. It is possible, however, that the additional shares could be used in the future to discourage an attempt to acquire or take control of the Company.

No shareholder of the Company has any preemptive right to acquire any of the additional authorized shares, so the issuance of the additional authorized shares may correspondingly dilute the percentage interests of current shareholders.

BOARD RECOMMENDATION
--------------------

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to increase the authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares. The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock from 25,000,000 shares to 100,000,000 shares and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                     APPROVAL OF A PROPOSED AMENDMENT TO THE
                ARTICLES OF INCORPORATION TO EFFECTUATE A CHANGE
         IN NAME OF THE COMPANY TO "MAGNUS INTERNATIONAL RESOURCES INC."

NAME CHANGE
-----------

     Due to the Company's change of business direction into mineral exploration and development, the Board of Directors has determined that it will be in the best interests of the Company and its shareholders to change the name of the Company from Gravity Spin Holdings, Inc. to Magnus International Resources Inc. See "Prior Operational History" below. The objective of the change in corporate name is to more accurately reflect the proposed business activities of the Company in its name. The Company believes that the name change will better communicate the Company's emergence as a mineral exploration and development company.

     The Board of Directors approved a resolution to amend the Certificate of Incorporation on January 9, 2004 to change the Company's name to Magnus International Resources Inc., subject to shareholder approval. By approving this proposal, the shareholders will authorize the Board of Directors to amend the Company's Articles of Incorporation accordingly, attached as Exhibit B. The amendment embodies Article I changing the text to:

          "The name of the corporation is: Magnus International Resources Inc."

     After the name change, it is anticipated that the Company's trading symbol for the Bulletin Board will be changed from GRVS.

     Management expects formal implementation of the name change with the Nevada Secretary of State to be completed as soon as practicable after the effective date of the shareholder resolution.

PRIOR OPERATIONAL HISTORY
-------------------------

     The Company was established on April 4, 2001 as a Nevada corporation. The Company acquired its subsidiary, Gravity Spin Inc., during June 2001 via a corporate reorganization that concluded with the Company owning 100% of Gravity Spin Inc. Gravity Spin Inc. was established in March 2000 as E Fusion ATP Inc., an Ontario corporation, when a group of three partners, including Bruce Turner, the Company's former President and Chief Executing Officer founded E Fusion ATP Inc. (Gravity Spin Inc.).

     On May 26, 2003, the Company formed a subsidiary, Gravity Spin Event Marketing Inc., an Ontario corporation. On May 28, 2003, the subsidiary issued 100 shares of its common stock comprising all of the outstanding stock for $1.00 to the Company. As at December 15, 2003, the subsidiary had not commenced operations.

     Effective June 2, 2003, through an Extraordinary Shareholders resolution dated May 28, 2003, the Company sold the outstanding stock of its subsidiary, Gravity Spin Inc., to Doral EZ Investments, a company related to one of its major shareholders and to Mr. Bruce Turner, and individual who is the beneficial owner of one of its major shareholders. The total proceeds of the sale was approximately $7 and assumed debt of approximately $207,985. Also, effective June 2, 2003, Gravity Spin Inc. agreed to pay for a prior consulting fee under an agreement of the Company shown as an account payable of $5,000 at April 30, 2003.

     Upon the change of control and management of the Company, which took place on November 25, 2003, current management has decided to change the business of the Company to the exploration and development of mineral properties internationally.

BOARD APPROVAL
--------------

     Based upon review of a wide variety of factors considered in connection with its evaluation of the proposed change in corporate name, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to change the Company's name to "Magnus International Resources Inc.". The Board of Directors recommends approval of the amendment to the Articles of Incorporation of the Company to effectuate a name change of the Company to "Magnus International Resources Inc." and each of the resolutions with respect thereto set forth in Exhibit A hereto.


                      APPROVAL OF THE STOCK OPTION PLAN FOR
                          KEY PERSONNEL OF THE COMPANY

     On January 9, 2004, the Board of Directors of the Company unanimously approved and adopted a stock option plan (the "Stock Option Plan"), which is attached hereto as Exhibit C. The purpose of the Stock Option Plan is to advance the interests of the Company and its shareholders by affording key personnel of the Company an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company. Pursuant to the provisions of the Stock Option Plan, stock options (the "Stock Options") will be granted only to key personnel of the Company, generally defined as a person designated by the Board of Directors upon whose judgment, initiative and efforts the Company may rely including any director, officer, employee or consultant of the Company.

     The Stock Option Plan is to be administered by the Board of Directors of the Company, which shall determine (i) the persons to be granted Stock Options under the Stock Option Plan; (ii) the number of shares subject to each option, the exercise price of each Stock Option; and (iii) whether the Stock Option shall be exercisable at any time during the option period of ten (10) years or whether the Stock Option shall be exercisable in installments or by vesting only. The Stock Option Plan provides authorization to the Board of Directors to grant Stock Options to purchase a total number of shares of common stock of the

Company, not to exceed twenty percent (30%) of the total issued and outstanding shares of common stock of the Company as at the date of adoption by the Board of Directors of the Stock Option Plan. At the time the Stock Option is granted under the Stock Option Plan, the Board of Directors shall fix and determine the exercise price at which shares of common stock of the Company may be acquired; provided, however, that any such exercise price shall not be less than that permitted under the rules and policies of any stock exchange or over-the-counter market which is applicable to the Company.

     In the event an optionee who is a director or officer of the Company ceases to serve in that position, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) days after the effective date that his position ceases, and after such ninety-day period any unexercised Stock Option shall expire. In the event an optionee who is an employee or consultant of the Company ceases to be employed by the Company, any Stock Option held by such optionee generally may be exercisable within up to ninety (90) days (or up to thirty (30) days where the optionee provided only investor relations services to the Company) after the effective date that his employment ceases, and after such ninety- or thirty-day period any unexercised Stock Option shall expire.

     No Stock Options granted under the Stock Option Plan will be transferable by the optionee, and each Stock Option will be exercisable during the lifetime of the optionee subject to the option period of ten (10) years or limitations described above. Any Stock Option held by an optionee at the time of his death may be exercised by his estate within one (1) year of his death or such longer period as the Board of Directors may determine.

     The exercise price of a Stock Option granted pursuant to the Stock Option Plan shall be paid in cash or certified funds upon exercise of the option.

     Incentive Stock Options
     -----------------------

     The Stock Option Plan further provides that, subject to the provisions of the Stock Option Plan, the Board of Directors may grant to any key personnel of the Company who is an employee eligible to receive options one or more incentive stock options to purchase the number of shares of common stock allotted by the Board of Directors (the "Incentive Stock Options"). The option price per share of common stock deliverable upon the exercise of an Incentive Stock Option shall be no less than fair market value of a share of common stock on the date of grant of the Incentive Stock Option. In accordance with the terms of the Stock Option Plan, "fair market value" of the Incentive Stock Option as of any date shall not be less than the closing price for the shares of common stock on the last trading day preceeding the date of grant. The option term of each Incentive Stock Option shall be determined by the Board of Directors, which shall not commence sooner than from the date of grant and shall terminate no later than ten (10) years from the date of grant of the Incentive Stock Option, subject to possible early termination as described above.

     As of the date of this Information Statement, 2,000,000 Incentive Stock Options have been granted to various directors, officers, employees and consultants. Upon approval by the shareholders of the Stock Option Plan, the Board of Directors will be authorized, without further shareholder approval, to grant such options from time to time to acquire up to an aggregate of 3,000,000 shares of the Company's restricted common stock.

BOARD APPROVAL
--------------

     Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the Stock Option Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to adopt the Stock Option Plan. The Board of Directors recommends approval of the Stock Option Plan, the grant of stock options under the Stock Option Plan Agreement, the grant of incentive stock options under the Incentive Stock Option Plan Agreement, and approval of each of the resolutions with respect thereto set forth in Exhibit A hereto.


                          ELECTION OF FOUR (4) PERSONS
                          ----------------------------
                      TO SERVE AS DIRECTORS OF THE COMPANY
                      ------------------------------------

     The Company's directors are elected annually to serve until the next annual meeting of shareholders or until their successors shall have been elected and qualified. The Company's bylaws provide that the number of directors of the Company shall consist of no less than (3) persons unless all of the outstanding shares are owned beneficially and of record by less than three shareholders, in which event the number of directors shall not be less than the number of shareholders permit by statute. The number of directors presently authorized by resolution of the Board of Directors shall be four (4). The nominees have advised the Company of their availability and willingness to serve as a director of the Company.

INFORMATION CONCERNING NOMINEES
-------------------------------

     GRAHAM TAYLOR has been the President, CEO, CFO, Secretary, Treasurer and a Director of the Company since November 24, 2003. In addition, Mr. Taylor is the founder and President of Technique Capital Corporation, which was founded in 1999 and is a venture capital, mergers and acquisitions, and corporate advisory firm for companies in North America and internationally. Mr. Taylor has almost ten years of experience in the world of global finance, having started his finance career in the investment industry in London, England with such international investment banks as Nomura International and Banque National de Paris. In 1996, he returned to Vancouver, British Columbia, Canada to establish himself as a financier to small cap companies publicly listed in Canada and the United States. Since that time, Mr. Taylor has been involved in private and public securities deal structuring and financing for a variety of companies spanning several different industries. Mr. Taylor is not a director of any other reporting company. Mr. Taylor attended University of British Columbia as well as Simon Fraser University in British Columbia and has qualified to graduate with a Bachelors in Business Administration.

     MARK DEMMONS has been a director of the Company since December 4, 2001. Mr. Demmons started his career as a research assistant at Cash Appraisal in 1985, receiving his Florida State Certified Residential Appraiser certification, and his Real Estate Broker's license in 1990. In 1991, Mr. Demmons established his own appraisal company, Florida Appraisal Group Inc. in Clearwater, Florida. His firm performs both conventional and FHA appraisals throughout the Clearwater, Tampa Bay region. Mr. Demmons is a member of the Tampa Bay Chapter of the National Association of Independent Appraisers (AIFA) where he has served for five years. Mr. Demmons has not been a director of any other reporting company.

     RAYMOND TURNER has been a director of the Company since December 4, 2001. Mr. Turner studied International Business Management at Seneca College, Canada. For over 10 years Mr. Turner pursued a career in Sales and Marketing prior to moving to Florida in 1996. From 1996 to 1998 Mr. Turner worked for Linmark Financial, obtaining his Florida State Mortgage Brokers License in 1997. Since 1998, Mr. Turner has led a successful career as a Mortgage Banker with AmSouth Bank in Clearwater, Florida. Mr. Turner has not been a director of any other reporting company.

     PETER SMITH attained a Bachelor of Laws degree from the University of British Columbia in 1999, a Masters degree from Cambridge University in the United Kingdom in 1998, and a Bachelor of Arts degree from Simon Fraser University in 1995. At each institution, Mr. Smith finished either at the top, or in the top 10% of his class. In June of 2000, Mr. Smith founded the Wrestle-plex Sport Entertainment Group, Ltd., a Nevada company that was eventually publicly traded on the Over the Counter Bulletin Board Market in the United States. Mr. Smith served as the company's president until January of 2001, when he left to accept a clerkship position at the Supreme Court of Canada for the honorable Justice Louise Arbour. From September 2002 to September 2003, Mr. Smith was an associate with the law firm of Debevoise & Plimption in New York City. Mr. Smith left New York in late 2003 to return to his home on the West Coast in Vancouver, British Columbia. Mr. Smith currently teaches Criminal Law at Simon Fraser University and independently consults for various public and non-public companies.

     As of the date of this Information Statement, no director or executive officer or nominee director of the Company is or has been involved in any legal proceeding concerning (i) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (ii) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses) within the past five years; (iii) being subject to any order, judgment or decree permanently or temporarily enjoining, barring, suspending or otherwise limiting involvement in any type of business, securities or banking activity; or (iv) being found by a court, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law (and the judgment has not been reversed, suspended or vacated).

BOARD APPROVAL
--------------

     Based upon evaluation of the prospective nominees, the Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to elect the nominees as directors of the Company. The Board of Directors recommends election of the nominees, Graham Taylor, Mark Demmons, Raymond Turner and Peter Smith, as directors of the Company and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          RATIFICATION OF SELECTION OF
                          ----------------------------
                        MOORE STEPHENS ELLIS FOSTER LTD.
                        --------------------------------
                        AS INDEPENDENT PUBLIC ACCOUNTANTS
                        ---------------------------------
                                 OF THE COMPANY
                                 --------------

     As of March 29, 2004, Miller & McCollom ("M&M"), were the principal independent accountants of the Company. The Company has decided that it would be in the best interests of the Company to have M&M remain as the principal independent accountants for the Company for the nine month period ended April 30, 2004, and to then engage the services of an independent accountant, which has a current relationship with new management and has a specialization in Chinese companies. Therefore, on January 9, 2004, the board of directors of the Company authorized and approved the engagement of Moore Stephens Ellis Foster Ltd. ("MSEF"), Chartered Accountants, 1650 West 1st Avenue, Vancouver, British Columbia, Canada, V6J 1G1 as the principal independent accountant for the Company for the fiscal year ended July 31, 2004.

     During the Company's two most recent fiscal years and any subsequent interim period preceding the resignation of M&M, there were no disagreements with either M&M or MSEF which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of either M&M or MSEF, would have caused M&M or MSEF to make reference to the subject matter of the disagreements in connection with its respective reports. Neither M&M nor MSEF, as the Company's principal independent accountant, provided an adverse opinion or disclaimer of opinion to the Company's financial statements, nor did M&M or MSEF modify its respective opinion as to uncertainty, audit scope or accounting principles. The financial statements for fiscal year ended July 31, 2002 and 2003 did contain the principal independent accountant's modification of its opinion due to going concern uncertainties.

     The Company's principal independent accountant from April 30, 2004 onward will be Moore Stephens Ellis Foster Ltd., 1650 West 1st Avenue, Vancouver, British Columbia, Canada, V6J 1G1.

BOARD APPROVAL
--------------

     The Board of Directors of the Company believes that it would be in the best interests of the Company and its shareholders to ratify the selection of Moore Stephens Ellis Foster Ltd. as independent public accountants of the Company. The Board of Directors recommends ratification of Moore Stephens Ellis Foster Ltd. as independent public accountants of the Company for fiscal year ending July 31, 2004 and approval of each of the resolutions with respect thereto set forth in Exhibit A.


                          PROPOSALS BY SECURITY HOLDERS
                          -----------------------------

     The Board of Directors does not know of any matters that are to be presented to the shareholders for their approval and consent pursuant to the Written Consent of Shareholders other than those referred to in this Information Statement. If any shareholder of the Company entitled to vote by written authorization or consent has submitted to the Company a reasonable time before the Information Statement is to be transmitted to shareholders a proposal, other than elections to offices, such proposal must be received at the Company's offices, 2206 - 950 Cambie St., Vancouver, British Columbia, Canada, V6B 5X6,
Attention: President, not later than March 26, 2004.


                    DELIVERY OF DOCUMENTS TO SECURITY HOLDERS
                    -----------------------------------------
                               SHARING AN ADDRESS
                               ------------------

     One Information Statement will be delivered to multiple shareholders sharing an address unless the Company receives contrary instructions from one or more of the shareholders. Upon receipt of such notice, the Company will undertake to deliver promptly a separate copy of the Information Statement to the shareholder at a shared address to which a single copy of the documents was delivered and provide instructions as to how the shareholder can notify the Company that the shareholder wishes to receive a separate copy of an annual report of Information Statement. In the event a shareholder desires to provide such notice to the Company, such notice may be given verbally by telephoning the Company's offices at (604 603 5552) or by mail to 2206 - 950 Cambie St., Vancouver, British Columbia, Canada, V6B 5X6.

                                            By Order of the Board of Directors

                                            By:   /s/ Graham Taylor
                                               -------------------------------
                                                 Graham Taylor, President

                       EXHIBIT A TO INFORMATION STATEMENT
                       ----------------------------------
                         WRITTEN CONSENT OF SHAREHOLDERS
                         -------------------------------

     Pursuant to Section 78.320 of the Nevada Revised Statutes, as amended, which provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power. The undersigned, being ten (10) or less of the shareholders holding at least a majority of the voting power of Gravity Spin Holdings, Inc., a Nevada corporation (the "Company"), do hereby take, consent, affirm and approve the following actions.

     WHEREAS the board of directors of the Company at a special meeting held on January 9, 2002 (the "Special Meeting") authorized and approved, subject to shareholder approval, certain corporate actions, which the board of directors deemed to be in the best interests of the Company; and its shareholders;

     WHEREAS the board of directors of the Company at the Special Meeting further authorized and directed the submission to a limited number of shareholders of the Company holding at least a majority of the voting power the certain corporate actions to be approved and authorized by such shareholders of the Company;

     WHEREAS Section 78.320 of the Nevada Revised Statutes, as amended, provides that any action required to be taken at a meeting of the shareholders of a corporation may be taken without a meeting if, before or after the action, a written consent setting forth the action so taken shall be signed by the shareholders holding at least a majority of the voting power;

     WHEREAS  the   shareholders   who  have  signed  this  Written  Consent  of
Shareholders dated to be effective as of April 30, 2004 are shareholders of record as of March 26, 2004 and hold shares in excess of a majority of the Company's issued and outstanding shares of Common Stock.

     WHEREAS such shareholders have been fully apprised and informed of the nature of the certain corporate actions and have concluded that approval and authorization of such corporate actions would be beneficial to the Company and in the best interests of its shareholders; therefore, be it

                                        I
              Authorization of the Two-For-One Forward Stock Split
         of the Company's Issued and Outstanding Shares of Common Stock

     RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a Forward Stock Split in accordance with the following Resolutions if the Board determines in the exercise of their discretion that a Forward Stock Split is in the best interests of the Company and the Shareholders and that a Forward Stock Split is likely to result in an increase in the marketability and liquidity of the Common Stock.

     FURTHER RESOLVED, that, prior to April 30, 2004, the following provisions of the Forward Stock Split be and hereby are authorized:

     "In accordance with the effective date of the Forward Stock Split (the "Effective Date"), each share of the Company's common stock, $0.001 par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a forward stock split, into two (2) shares of the Company's outstanding common stock, $0.001 par value (the "New Common Stock"), depending upon a determination by the Board that a Forward Stock Split is in the best interests of the Company and the Shareholders. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive upon surrender of such Old Certificates to the Company's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered, are reclassified under the terms hereof.

     From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. If any New Certificate is to be issued in a name other than that in which the Old
Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."

     FURTHER RESOLVED, that notwithstanding authorization of the Forward Stock Split by the shareholders of the Company, the Board of Directors may abandon such proposed Forward Stock Split without further action by the Shareholders.


                                       II
                   Approval of an Amendment to the Articles of
              Incorporation of the Company to Effectuate a Increase
                  In the Authorized Shares of Common Stock from
                     25,000,000 shares to 100,000,000 shares

     Resolved that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 25,000,000 shares to 100,000,000 shares, and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed increase in the authorized shares of Common Stock of the Company at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, an amendment to the Articles of Incorporation of the Company to effectuate an increase in the authorized shares of Common Stock of the Company from 25,000,000 shares to 100,000,000 shares be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary at the sole and absolute discretion of the Board of Directors of the Company.


                                       III
                   Approval of an Amendment to the Articles of
               Incorporation of the Company to Effectuate a Change
         in Name of the Company to "Magnus International Resources Inc."

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders approve the filing of an amendment to the Articles of Incorporation of the Company to effectuate a change in the name of the Company from Gravity Spin Holdings, Inc. to "Magnus International Resources Inc." or to such other name as may be approved by the Board of Directors of the Company, in its sole and absolute discretion, and as is acceptable with the appropriate regulatory authorities (the "Name Change"); and, furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Name Change at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that an amendment to the Articles of Incorporation of the Company to effectuate a change in name of the Company to "Magnus International Resources Inc." be and hereby is approved, and that such amendment to the Articles of Incorporation be filed with the Nevada Secretary of State at the sole and absolute discretion of the Board of Directors of the Company.


                                       IV
                      Approval of the Stock Option Plan for
                          Key Personnel of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve and ratify the adoption of a stock option plan (the "Stock Option Plan") for the Company (a) to fix the maximum number of common shares for which options may be granted under the Stock Option Plan not to exceed 30% of the issued and outstanding shares of common stock of the Company as at the date of adoption of this Stock Option Plan by the Board of Directors, (b) to specify that the exercise price for any option granted under the Stock Option Plan may not be less than the fair market value of the applicable common shares on the date of grant, (c) to specify that the options issued pursuant to the Stock Option Plan are non-transferable and (d) to specify that in no event may the maximum number of shares reserved for any one individual under the Stock Option Plan exceed 10% of the issued and outstanding share capital of the Company; all on the basis as set forth in the Stock Option Plan, a copy of which is attached to this Information Statement and is available for inspection by the shareholders of the Company, and any related stock option plan agreement and incentive stock option plan agreement; and furthermore, that the Board of Directors of the Company is authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Plan at any time without the further approval of the shareholders of the Company;

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders do hereby approve the Company's grant of stock options and/or incentive stock options (which options may have special rights attached to them) to such key personnel of the Company during the ensuing year and at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities and, in addition, approve the exercise of any such or outstanding stock options and/or incentive stock options by such key personnel of the Company together with any amendment or amendments to any such stock option plan agreement and incentive stock option plan agreement at such prices and in such amounts as may be determined by the Board of Directors of the Company, in its sole and absolute discretion, and as are acceptable with the appropriate regulatory authorities (collectively, the "Stock Option Approvals"); and, furthermore, that the Board of Directors of the Company are authorized, in its sole and absolute discretion, to abandon or alter any portion of the proposed Stock Option Approvals at any time without the further approval of the shareholders of the Company; and

     FURTHER RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve the preparation of and filing with the Securities and Exchange Commission a "Form S-8 - For Registration Under the Securities Act of 1933 of Securities to Be Offered to Employees Pursuant to Employee Benefit Plans".


                                        V
                  Approval of the Election of Four (4) Persons
                      To Serve as Directors of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of
Shareholders, do hereby elect and approve the election of the following individuals to serve as directors of the Company until the next annual meeting of shareholders or until his respective successor shall have been duly elected and qualified:

          Graham Taylor,
          Mark Demmons,
          Raymond Turner, and
          Peter Smith.


                                       VI
                 Moore Stephens Ellis Foster Ltd. as Independent
                        Public Accountants of the Company

     RESOLVED that, subject to regulatory approval and in compliance with the policies of the applicable stock exchange, the filing and form of which is at the sole and absolute discretion of the Board of Directors of the Company, the shareholders of the Company who have signed this Written Consent of Shareholders, do hereby approve and ratify the selection of Moore Stephens Ellis Foster Ltd. as the independent public accountants for the Company for fiscal year ending July 31, 2004.


     EXECUTED to be effective as of the 30th day of April, 2004.


                                            SHAREHOLDERS:

Date: March 26, 2004                        Excel Trust
                                            -------------------------------
                                            Print Name

                                            /s/ Dan MacMullin
                                            Director of IFG Trust Sevices, Inc.,
                                            Trustee for Excel Trust
                                            ------------------------------------
                                            Signature (Title if Appropriate)

                                            Suite 4 Temple Bldg.
                                            Main & Prince William St.
                                            Charlestown, Federation of
                                            St. Kitts & Nevis
                                            -------------------------------
                                            Address

                                            3,333,333
                                            -------------------------------
                                            Number of Shares Held of Record

Date: March 26, 2004                        Emerson Trust
                                            -------------------------------
                                            Print Name

                                            /s/ Dan MacMullin
                                            Director of IFG Trust Sevices, Inc.,
                                            Trustee for Emerson Trust
                                            ------------------------------------
                                            Signature (Title if Appropriate)

                                            Suite 4 Temple Bldg.
                                            Main & Prince William St.
                                            Charlestown, Federation of
                                            St. Kitts & Nevis
                                            -------------------------------
                                            Address

                                            3,333,334
                                            -------------------------------
                                            Number of Shares Held of Record


Date: March 26, 2004                        Mark Demmons
                                            -------------------------------
                                            Print Name

                                            /s/ Mark Demmons
                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            1927 Ripon Drive
                                            Clearwater, Florida
                                            USA 33764
                                            -------------------------------
                                            Address

                                            10,000
                                            -------------------------------
                                            Number of Shares Held of Record


Date: March 26, 2004                        Raymond Turner
                                            -------------------------------
                                            Print Name

                                            /s/ Raymond Turner
                                            -------------------------------
                                            Signature (Title if Appropriate)

                                            7574 Camden Harbour Dr.
                                            Bradenton, Florida
                                            USA 34212
                                            -------------------------------
                                            Address

                                            10,000
                                            -------------------------------
                                            Number of Shares Held of Record

                                    EXHIBIT B
                                    ---------
                         CERTIFICATE OF AMENDMENT TO THE
                         -------------------------------
                          ARTICLES OF INCORPORATION OF
                          ----------------------------
                           GRAVITY SPIN HOLDINGS, INC.
                           ---------------------------

     "I, the undersigned Graham Taylor, President of Gravity Spin Holdings, Inc.(the "Company"), does hereby certify that the Board of Directors of said Company at a meeting duly convened held on the 9th day of January, 2004, adopted a resolution to amend the original articles as follows:

                                  A. ARTICLE I

     The name of the corporation is: Gravity Spin Holdings, Inc.

     Article I is hereby amended to read as follows:

     The name of the corporation is: Magnus International Resources Inc.


                                 B. Article III

     The corporation is authorized to issue 25,000,000 shares of common stock with a par value of $0.001/share.

     Article III is hereby amended to read as follows:

     The corporation is authorized to issue 100,000,000 shares of common stock with a par value of $0.001/share.

The purpose of the amendment to Article III is to give effect to a 1:2 forward stock split of the Company's Common Stock (the "Forward Stock Split") and to increase the authorized capital of the Company from 25,000,000 shares of common stock to 100,000,000 shares of common stock with a par value of $0.001/share.

The number of shares of the Company issued and outstanding and entitled to vote on amendments to the Articles of Incorporation is Ten Million Seven Hundred Seventy One Thousand Sixty Six (10,771,066) common $0.001 par value stock, that the said changes and amendments have been consented to and approved by a vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon.

     IN WITNESS WHEREOF, Gravity Spin Holdings, Inc. has caused these presents to be signed in its name and on its behalf by Graham Taylor, its President on this 29th day of March, 2004, and its President acknowledges that this Certificate of Amendment is the act and deed of Gravity Spin Holdings, Inc., and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.

                                            GRAVITY SPIN HOLDINGS, INC.

                                            By: /s/ Graham Taylor
                                               -------------------------
                                               Graham Taylor, President

                                    EXHIBIT C
                                    ---------


                           GRAVITY SPIN HOLDINGS, INC.
                                STOCK OPTION PLAN

                           GRAVITY SPIN HOLDINGS, INC.
                           ---------------------------



                                STOCK OPTION PLAN
                                -----------------



     This stock option plan (the "Plan") is adopted in consideration of services rendered and to be rendered by key personnel to Gravity Spin Holdings, Inc., its subsidiaries and affiliates.


1.        Definitions.
          ------------


          The terms used in this Plan shall, unless otherwise indicated or required by the particular context, have the following meanings:


     Board:             The Board of Directors of Gravity Spin Holdings, Inc.
     -----


     Common Stock:      The U.S.  $0.001 par value  common stock of Gravity Spin
     ------------
                        Holdings, Inc.


     Company:           Gravity  Spin  Holdings,  Inc.,  a company  incorporated
     -------
                        under  the  laws  of  the  State  of  Nevada,   and  any
                        successors in interest by merger, operation of law, assignment or purchase of all or substantially all of the property, assets or business of the Company.


     Date of Grant:     The date on which an Option (see hereinbelow) is granted
     -------------
                        under the Plan.


     Fair Market Value: The Fair Market  Value of the Option  Shares.  Such Fair
     -----------------
                        Market Value as of any date shall be reasonably determined by the Board; provided, however, that if there is a public market for the Common Stock, the Fair

                        Market Value of the Option Shares as of any date shall not be less than the closing price for the Common Stock on the last trading day preceding the date of grant; provided, further, that if the Company's shares are not listed on any exchange the Fair Market Value of such shares shall not be less than the average of the means between the bid and asked prices quoted on each such date by any two independent persons or entities making a market for the Common Stock, such persons or entities to be selected by the Board. Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.


     Incentive Stock
     ---------------
     Option:            An Option as described in Section 9 hereinbelow intended
     ------
                        to  qualify  under  section  422  of the  United  States
                        Internal Revenue Code of 1986, as amended.


     Key Person:        A person  designated  by the Board upon whose  judgment,
     ----------
                        initiative and efforts the Company or a Related  Company
                        may  rely,  who shall  include  any  Director,  Officer,
                        employee or consultant of the Company.  A Key Person may
                        include  a   corporation   that  is   wholly-owned   and
                        controlled by a Key Person who is eligible for an Option grant, but in no other case may the Company grant an option to a legal entity other than an individual.


     Option:            The rights  granted to a Key Person to  purchase  Common
     ------
                        Stock  pursuant to the terms and conditions of an Option
                        Agreement (see hereinbelow).


     Option Agreement:  The written  agreement  (and any amendment or supplement
     ----------------
                        thereto)   between   the   Company   and  a  Key  Person
                        designating the terms and conditions of an Option.


     Option Shares:     The shares of Common Stock  underlying an Option granted
     -------------
                        to a Key Person.

     Optionee:          A Key Person who has been granted an Option.
     --------


     Related Company:   Any  subsidiary  or  affiliate  of the Company or of any
     ---------------
                        subsidiary of the Company. The determination of whether a corporation is a Related Company shall be made without regard to whether the entity or the relationship between the entity and the Company now exists or comes into existence hereafter.


2.        Purpose and scope.
          ------------------


     (a) The purpose of the Plan is to advance the interests of the Company and its stockholders by affording Key Persons, upon whose judgment, initiative and efforts the Company may rely for the successful conduct of their businesses an opportunity for investment in the Company and the incentive advantages inherent in stock ownership in the Company.


     (b) This Plan authorizes the Board to grant Options to purchase shares of Common Stock to Key Persons selected by the Board while considering criteria such as employment position or other relationship with the Company, duties and responsibilities, ability, productivity, length of service or association, morale, interest in the Company, recommendations by supervisors and other matters.


3.        Administration of the Plan.
          ---------------------------


          The Plan shall be administered by the Board. The Board shall have the authority granted to it under this section and under each other section of the Plan.


          In accordance with and subject to the provisions of the Plan, the Board is hereby authorized to provide for the granting, vesting, exercise and method of exercise of any Options all on such terms (which may vary between Options and Optionees granted from time to time) as the Board shall determine. In addition, and without limiting the generality of the foregoing, the Board shall select the Optionees and shall determine: (i) the number of shares of Common Stock to be subject to each Option, however, in no event may the maximum number of shares reserved for any one individual exceed 10% of the issued and outstanding share capital of the Company; (ii) the time at which each Option is to be granted; (iii) the purchase price for the Option Shares; (iv) the Option period; and (v) the manner in which the Option becomes exercisable or terminated. In addition, the Board shall fix such other terms of each Option as it may deem necessary or desirable. The Board may determine the form of Option Agreement to evidence each Option.


          The Board from time to time may adopt such rules and regulations for carrying out the purposes of the Plan as it may deem proper and in the best interests of the Company subject to the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


          The Board may from time to time make such changes in and additions to the Plan as it may deem proper, subject to the prior approval of any exchange or over-the-counter market which is applicable to the Company, and in the best interests of the Company; provided, however, that no such change or addition shall impair any Option previously granted under the Plan. If the shares are not listed on any exchange, then such approval is not necessary.


          Each determination, interpretation or other action made or taken by the Board shall be final, conclusive and binding on all persons, including without limitation, the Company, the stockholders, directors, officers and employees of the Company and the Related Companies, and the Optionees and their respective successors in interest.


4.        The Common Stock.
          -----------------


          Save and except as may be determined by the Board at a duly constituted meeting of the Board as set forth hereinbelow, the Board is presently authorized to appropriate, grant Options, issue and sell for the purposes of the Plan, a total number of shares of the Company's Common Stock not to exceed 3,000,000, or the number and kind of shares of Common Stock or other securities which in accordance with Section 10 shall be substituted for the shares or into which such shares shall be adjusted. Save and except as may otherwise be determined by the disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, at any duly constituted Board meeting the Board may determine that the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be to the maximum extent of up to 30% of the Company's issued and outstanding Common Stock as at the date of any such meeting of the Board. In this regard, and subject to the prior disinterested approval of the shareholders of the Company at any duly called meeting of the shareholders of the Company, the total number of shares of the Company's Common Stock which may be reserved for issuance for Options granted and to be granted under this Plan, from time to time, may be increased to greater than 30% of the Company's issued and outstanding Common Stock as at the date of notice of any such meeting of the shareholders of the Company whereat such disinterested shareholders' approval is sought and obtained by the Company. All or any unissued shares subject to an Option that for any reason expires or otherwise terminates may again be made subject to Options under the Plan.


5.        Eligibility.
          ------------


          Options will be granted only to Key Persons. Key Persons may hold more than one Option under the Plan and may hold Options under the Plan and options granted pursuant to other plans or otherwise.


6.        Option Price and number of Option Shares.
          -----------------------------------------


          The Board shall, at the time an Option is granted under this Plan, fix and determine the exercise price at which Option Shares may be acquired upon the exercise of such Option; provided, however, that any such exercise price shall not be less than that, from time to time, permitted under the rules and policies of any exchange or over-the-counter market which is applicable to the Company.


          The number of Option Shares that may be acquired under an Option granted to an Optionee under this Plan shall be determined by the Board as at the time the Option is granted; provided, however, that the aggregate number of Option Shares reserved for issuance to any one Optionee under this Plan, or any other plan of the Company, shall not exceed 10% of the total number of issued and outstanding Common Stock of the Company.

7.        Duration, vesting and exercise of Options.
          ------------------------------------------


     (a) The option period shall commence on the Date of Grant and shall be up to 10 years in length subject to the limitations in this Section 7 and the Option Agreement.


     (b) During the lifetime of the Optionee the Option shall be exercisable only by the Optionee. Subject to the limitations in paragraph (a) hereinabove, any Option held by an Optionee at the time of his death may be exercised by his estate within one year of his death or such longer period as the Board may determine.


     (c) The Board may determine whether an Option shall be exercisable at any time during the option period as provided in paragraph (a) of this
          Section 7 or whether the Option shall be exercisable in installments or by vesting only. If the Board determines the latter it shall determine the number of installments or vesting provisions and the percentage of the Option exercisable at each installment or vesting date. In addition, all such installments or vesting shall be cumulative. In this regard the Company will be subject, at all times, to any rules and policies of any exchange or over-the-counter market which is applicable to the Company and respecting any such required installment or vesting provisions for certain or all Optionees.


     (d) In the case of an Optionee who is a director or officer of the Company or a Related Company, if, for any reason (other than death or removal by the Company or a Related Company), the Optionee ceases to serve in that position for either the Company or a Related Company, any option held by the Optionee at the time such position ceases or terminates may, at the sole discretion of the Board, be exercised within up to 90 calendar days after the effective date that his position ceases or terminates (subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's position ceased or terminated. After such 90-day period any unexercised portion of an Option shall expire.


     (e) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if, for any reason (other than death or termination for cause by the Company or a Related Company), the Optionee ceases to be employed by either the Company or a Related

          Company, any option held by the Optionee at the time his employment ceases or terminates may, at the sole discretion of the Board, be exercised within up to 60 calendar days (or up to 30 calendar days where the Optionee provided only investor relations services to the Company or a Related Company) after the effective date that his employment ceased or terminated (that being up to 60 calendar days (or up to 30 calendar days) from the date that, having previously provided to or received from the Company a notice of such cessation or termination, as the case may be, the cessation or termination becomes effective; and subject to the limitations at paragraph (a) hereinabove), but only to the extent that the option was exercisable according to its terms on the date the Optionee's employment ceased or terminated. After such 60-day (or 30-day) period any unexercised portion of an Option shall expire.


     (f) In the case of an Optionee who is an employee or consultant of the Company or a Related Company, if the Optionee's employment by the Company or a Related Company ceases due to the Company's termination of such Optionee's employment for cause, any unexercised portion of any Option held by the Optionee shall immediately expire. For this purpose "cause" shall mean conviction of a felony or continued failure, after notice, by the Optionee to perform fully and adequately the Optionee's duties.


     (g) Neither the selection of any Key Person as an Optionee nor the granting of an Option to any Optionee under this Plan shall confer upon the Optionee any right to continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be, or be construed as a guarantee that the Optionee will continue as a director, officer, employee or consultant of the Company or a Related Company, as the case may be.


     (h) Each Option shall be exercised in whole or in part by delivering to the office of the Treasurer of the Company written notice of the number of shares with respect to which the Option is to be exercised and by paying in full the purchase price for the Option Shares purchased as set forth in Section 8.


8.        Payment for Option Shares.
          --------------------------

          In the case of all Option exercises, the purchase price shall be paid in cash or certified funds upon exercise of the Option.


9.        Incentive stock Options.
          ------------------------


     (a) The Board may, from time to time, and subject to the provisions of this Plan and such other terms and conditions as the Board may prescribe, grant to any Key Person who is an employee eligible to receive Options one or more Incentive Stock Options to purchase the number of shares of Common Stock allotted by the Board.


     (b) The Option price per share of Common Stock deliverable upon the exercise of an Incentive Stock Option shall be no less than the Fair Market Value of a share of Common Stock on the Date of Grant of the Incentive Stock Option.


     (c) The Option term of each Incentive Stock Option shall be determined by the Board and shall be set forth in the Option Agreement, provided that the Option term shall commence no sooner than from the Date of Grant and shall terminate no later than 10 years from the Date of Grant and shall be subject to possible early termination as set forth in Section 7 hereinabove.


10.       Changes in Common Stock, adjustments, etc.
          ------------------------------------------


          In the event  that  each of the  outstanding  shares  of Common  Stock
(other than shares held by dissenting stockholders which are not changed or exchanged) should be changed into, or exchanged for, a different number or kind of shares of stock or other securities of the Company, or, if further changes or exchanges of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, shall be made (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividends, reclassification, split-up, combination of shares or otherwise), then there shall be substituted for each share of Common Stock that is subject to the Plan, the number and kind of shares of stock or other securities into which each outstanding share of Common Stock (other than shares held by dissenting stockholders which are not changed or exchanged) shall be so changed or for which each outstanding share of Common Stock (other than shares held by dissenting stockholders) shall be so changed or for which each such share shall be exchanged. Any securities so substituted shall be subject to similar successive adjustments.

          In the event of any such changes or exchanges, the Board shall determine whether, in order to prevent dilution or enlargement of rights, an adjustment should be made in the number, kind, or option price of the shares or other securities then subject to an Option or Options granted pursuant to the Plan and the Board shall make any such adjustment, and such adjustments shall be made and shall be effective and binding for all purposes of the Plan.


11.       Relationship of employment.
          ---------------------------


          Nothing contained in the Plan, or in any Option granted pursuant to the Plan, shall confer upon any Optionee any right with respect to employment by the Company, or interfere in any way with the right of the Company to terminate the Optionee's employment or services at any time.


12.       Non-transferability of Option.
          ------------------------------


          No Option granted under the Plan shall be transferable by the Optionee, either voluntarily or involuntarily, except by will or the laws of descent and distribution, and any attempt to do so shall be null and void.


13.       Rights as a stockholder.
          ------------------------


          No person shall have any rights as a stockholder with respect to any share covered by an Option until that person shall become the holder of record of such share and, except as provided in Section 10, no adjustments shall be made for dividends or other distributions or other rights as to which there is an earlier record date.


14.       Securities laws requirements.
          -----------------------------


          No Option Shares shall be issued unless and until, in the opinion of the Company, any applicable registration requirements of the United States Securities Act of 1933, as amended (the "U.S. Act"), any applicable listing requirements of any securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, have been fully complied with. Each Option and each Option Share certificate may be imprinted with legends reflecting federal and state securities laws restrictions and conditions, and the Company may comply therewith and issue "stop transfer" instructions to its transfer agent and registrar in good faith without liability.


          In addition, the Company may not, except as otherwise directed by counsel to the Company, register any Option Shares for resale under the U.S. Act or under any other applicable securities legislation when the registration of any such Option Shares may be contrary or inconsistent with the intent of any provisions, rules or policies promulgated under the U.S. Act or any other securities legislation applicable to any such Option Shares.


15.       Disposition of Option Shares.
          -----------------------------


          Each Optionee, as a condition of exercise, shall represent, warrant and agree, in a form of written certificate approved by the Company, as follows:
(i) that all Option Shares are being acquired solely for his own account and not on behalf of any other person or entity; (ii) that no Option Shares will be sold or otherwise distributed in violation of the U.S. Act or any other applicable federal or state securities laws; (iii) that if he is subject to reporting requirements under Section 16(a) of the United States Securities Exchange Act of 1934, as amended, he will (a) furnish the Company with a copy of each Form 4 filed by him and (b) timely file all reports required under the federal securities laws; and (iv) that he will report all sales of Option Shares to the Company in writing on a form prescribed by the Company.


16.       Effective date of Plan; termination date of Plan.
          -------------------------------------------------


          The Plan shall be deemed effective as of January 9, 2004. The Plan shall terminate at midnight on January 9, 2024 except as to Options previously granted and outstanding under the Plan at the time. No Options shall be granted after the date on which the Plan terminates. The Plan may be abandoned or terminated at any earlier time by the Board, except with respect to any Options then outstanding under the Plan.


17.       Other provisions.
          -----------------


          The following provisions are also in effect under the Plan:


     (a) the use of a masculine gender in the Plan shall also include within its meaning the feminine, and the singular may include the plural, and the plural may include the singular, unless the context clearly indicates to the contrary;


     (b)  any expenses of administering the Plan shall be borne by the Company;


     (c) this Plan shall be construed to be in addition to any and all other compensation plans or programs. The adoption of the Plan by the Board shall not be construed as creating any limitations on the power or authority of the Board to adopt such other additional incentive or other compensation arrangements as the Board may deem necessary or desirable; and


     (d) the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and the rights of any and all personnel having or claiming to have an interest therein or thereunder shall be governed by and determined exclusively and solely in accordance with the laws of Antigua.


     This Plan is dated and made effective on this 9th day of January, 2004.


                      BY ORDER OF THE BOARD OF DIRECTORS OF
                      -------------------------------------
                           GRAVITY SPIN HOLDINGS, INC.
                           ---------------------------
                                      Per:

                                /s/ Graham Taylor
                           ---------------------------

                                  Graham Taylor
                                  -------------
                          President, CEO and a Director